                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7739
                                   ---------------------------------------------

Harding, Loevner Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

50 Division Street, Somerville, NJ                      08876
--------------------------------------------------------------------------------
    (Address of principal executive offices)          (Zip code)

David R. Loevner, President  50 Division Street, Somerville, NJ 08876
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (877) 435-8105
                                                    ---------------------------

Date of fiscal year end: 10/31
                         ---------------------------

Date of reporting period: 10/31/2004
                          ---------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[HARDING, LOEVNER LOGO]
                                                    HARDING, LOEVNER FUNDS, INC.

ANNUAL REPORT
OCTOBER 31, 2004

Portfolios managed by
Harding, Loevner Management, L.P.

INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS PORTFOLIO

GLOBAL EQUITY PORTFOLIO

P.O. Box 9130
Boston, MA 02117-9130
Telephone: 877-435-8105
Fax: 617-927-8400

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
TABLE OF CONTENTS

--------------------------------------------------------------------------------

Performance Information and Statements of Net Assets
    International Equity Portfolio........................   1
    Emerging Markets Portfolio............................   9
    Global Equity Portfolio...............................  17

Statements of Operations..................................  24

Statements of Changes in Net Assets.......................  25

Financial Highlights......................................  28

Notes to Financial Statements.............................  31

Report of Independent Auditors............................  37

Supplemental Tax Information..............................  38

Directors and Principal Officers..........................  40

Supplemental Information..................................  42

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
HYPOTHETICAL EXPENSE EXAMPLE
(UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

                                ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

    -------------------------------------------------------------------------------------------------
                                                                                    EXPENSES PAID
                                     BEGINNING     ENDING ACCOUNT                   DURING PERIOD*
                                    ACCOUNT VALUE      VALUE         ANNUALIZED     (MAY 1 TO
                                    MAY 1, 2004    OCTOBER 31, 2004  EXPENSE RATIO  OCTOBER 31, 2004)
    -------------------------------------------------------------------------------------------------
    INTERNATIONAL EQUITY PORTFOLIO
      Actual                         $ 1,000.00       $ 1,018.90           1.00%         $5.07
      Hypothetical (5% return
        before expenses)               1,000.00         1,020.11           1.00%          5.08
    EMERGING MARKETS PORTFOLIO
      Actual                           1,000.00         1,119.40           1.78%          9.47
      Hypothetical (5% return
        before expenses)               1,000.00         1,016.20           1.78%          9.01
    GLOBAL EQUITY PORTFOLIO
      Actual                           1,000.00           993.60           1.25%          6.26
      Hypothetical (5% return
        before expenses)               1,000.00         1,018.85           1.25%          6.34

  * Expenses are calculated using each Portfolio's annualized expense ratio (as disclosed in the table), multipled by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO -- OVERVIEW
(UNAUDITED)
OCTOBER 31, 2004
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     HYPOTHETICAL COMPARISON OF CHANGES IN VALUE OF $10,000
               INVESTMENT IN HARDING, LOEVNER FUNDS, INC. -
                         INTERNATIONAL EQUITY PORTFOLIO AND
                THE MSCI ALL COUNTRY WORLD FREE EX-US INDEX
                         (NET DIVIDENDS REINVESTED) AND THE
                     LIPPER INTERNATIONAL EQUITY FUND INDEX

                  INTERNATIONAL       MSCI ALL COUNTRY     LIPPER INTERNATIONAL
                 EQUITY PORTFOLIO  WORLD FREE EX-US INDEX   EQUITY FUND INDEX
        11/1/94           $10,000                 $10,000               $10,000
       10/31/95           $10,062                  $9,812                $9,953
       10/31/96           $11,611                 $10,848               $11,212
       10/31/97           $11,803                 $11,377               $12,709
       10/31/98           $11,800                 $11,932               $13,298
       10/31/99           $15,984                 $14,946               $16,363
     10/31/2000           $16,332                 $14,637               $16,928
     10/31/2001           $12,251                 $10,956               $12,849
     10/31/2002           $11,158                  $9,731               $11,530
     10/31/2003           $13,221                 $12,637               $14,590
     10/31/2004           $14,605                 $15,071               $17,004

                                             RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2004
                                     -------------------------------------------------------------
                                                                                AVERAGE ANNUAL
                                            CUMULATIVE TOTAL RETURN              TOTAL RETURN
                                     --------------------------------------  ---------------------
FUND NAME                            LAST 12 MONTHS     5 YR       10 YR        5 YR       10 YR
--------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
  (11/1/94)                                10.46%      (8.63)%     46.05%      (1.79)%     3.86%
MSCI All Country World ex USA Free
  (Net dividend)                           19.26%       0.83%      50.71%       0.17%      4.19%
Lipper International Fund Index            16.55%       3.92%      70.04%       0.77%      5.45%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CURRENT TO THE MOST RECENT MONTH END MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED AND MAY BE OBTAINED BY VISITING THE WEBSITE AT www.hardingloevner.com.

Investment return reflects voluntary fee waivers in effect. Absence such waivers, total return would be reduced. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO -- OVERVIEW
OCTOBER 31, 2004
--------------------------------------------------------------------------------

The Portfolio rose in value by 10.46% net of fees in the financial year ending October 31, 2004. In comparison, the benchmark MSCI All Country World ex-US Index rose by 19.26%--its value component by 24.00% and its growth component by 14.00%. Please refer to the preceding page of the report for complete performance information.

As was the case in the prior year, our quality-and-growth-oriented investment style hampered our results, though its effect was more pronounced in the first half of the year than in the second. The traditional virtues of business quality were particularly out of favor this year, as investors embraced the stocks of lower margin, lower return, more highly leveraged, and more volatile companies at the expense of those of companies with more profitable and robust businesses.

We believe the headwinds that our quality-growth style has fought over the past two years have now abated, and possibly turned in our favor. With a reversal of the long-term declining trend in US interest rates and a slowing in the pace of the global cyclical recovery, companies in the mature economies are finding it harder to sustain their recent "recovery" rates of growth in revenues, cash flow and earnings. In developed markets, corporate earnings growth has already slowed, having peaked in the second calendar quarter. In this context, it seems natural to us that developed stock markets should again begin to discriminate in favor of companies that are capable of delivering LONG-TERM earnings growth and against those that are not.

In the developing economies, growth is continuing and is so far largely unaffected by the prospect of rising US interest rates. Balance sheets in developing economies at all levels--sovereign, corporate and consumer--are generally strong, a legacy of the debt crises and currency devaluations in Latin America, Russia and Asia in the 1990s that had a lasting effect on their appetite for, and access to, foreign credit. The most pronounced example of this is the $1.5+ trillion of US Treasury bonds held by central banks in Asia ex-Japan and Latin America. Unfettered by debt and more competitive globally than ever, developing economies are growing strongly--as are the disposable income and spending of their citizens, who themselves constitute the most important new market for local companies.

The Portfolio reflects our conviction that what is rare is inherently valuable. In developed markets, it is sustainable corporate earnings growth that is increasingly rare. In emerging markets, where underlying economic trends are generally supportive of growth, it is good managements and durable business models that are rare (though, perhaps, decreasingly so as they mature.) Importantly, our developed market companies, in their quest for long-term growth, have themselves made significant business investments in, or oriented toward, the developing economies.

In developed markets, our new investments in the year include ABB, the world's premier power transmission and distribution company; Atlas Copco, the global leader in compressed air technologies; VNU, the Dutch owner of Nielsen Media Research; Qiagen, a small German company that dominates the global market for purified RNA & DNA, which are critical to research in pharmaceuticals and diagnostics; and Smith & Nephew, a UK health care company focused on orthopedics, endoscopy and wound management.

In emerging markets we purchased Reliance Industries, India's largest integrated petrochemical company and owner of the nation's number two wireless company. Consumption of petrochemicals in India is less than two kilos per capita annually, less than 5% of the US level. As Indians' incomes rise, so will their consumption; in the meantime, Reliance is taking advantage of the refinery shortage in this country by exporting gasoline. We also invested in Advanced Info Services, Thailand's largest wireless company; Denway Motors, Chinese manufacturer of Honda motorcars; and Yanzhou Coal, China's largest producer.

We responded to rising commodity and share prices over the course of the year by reducing progressively our exposure to the Materials and Energy sectors, where at the beginning of the year we had been significantly overweight. We sold CVRD and Rio Tinto in the spring--profitably, but, in hindsight, too soon. Our later sales of our two Chinese resource companies, Aluminum Corp of China and Yanzhou Coal, were better timed. Similarly, we reduced energy stocks that our model suggested had reached or outrun their intrinsic value based upon estimated long-term, as opposed to near-term, energy prices. We sold British Petroleum entirely, and reduced holdings of Dutch oilfield service company IHC Caland and Canada's Imperial Oil.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO -- OVERVIEW (CONTINUED)
OCTOBER 31, 2004
--------------------------------------------------------------------------------

As quality growth-oriented investors, we feel as though we have wandered in the wilderness for well over a year, a period in which stocks of companies with historically high profit margins and returns to capital, low financial risk, and relatively reliable growth have been devalued on a relative basis. We are encouraged to think that these virtues in the Portfolio may soon be recognized again, as its companies demonstrate their ability to grow their earnings amidst a more challenging economic environment.

MSCI All Country World Free ex-US Index includes all developed and emerging markets in the MSCI universe of 48 countries, excluding the US, with Free versions of countries where they exist. Net dividends reinvested.

Lipper International Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

You cannot invest directly in an Index.

For discussion of risks of investing in these funds, see Note 8 of the Notes to Financial Statements.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                                PERCENTAGE OF
INDUSTRY                                                         NET ASSETS

-----------------------------------------------------------------------------
Advertising Agencies                                                      3.2%
Automobiles                                                               2.5
Banks                                                                    10.9
Beverages, Food & Tobacco                                                 1.3
Business Machines & Office Equipment                                      2.4
Commercial Banks                                                          2.6
Construction Materials                                                    1.8
Cosmetics & Personal Care                                                 1.8
Discount Stores                                                           1.4
Diversified Electronics                                                   1.9
Diversified Financials                                                    1.3
Diversified Food                                                          3.9
Electronic Equipment & Instruments                                        2.1
Electronics                                                               2.3
Financial Services                                                        3.6
Food & Drug Retailing                                                     2.9
General Diversified                                                       4.5
Health Care Equipment & Supplies                                          1.3
Heavy Machinery                                                           3.8
Home Construction, Furnishings & Appliances                               1.6
Industrial Chemicals & Gases Manufacturers                                3.1
Insurance                                                                 1.9
Integrated International Oil Producers                                    2.3
Media                                                                     1.9
Medical Supplies                                                          0.9
Miscellaneous Retailers                                                   1.2
Oil & Gas                                                                 7.7
Other Financial Services                                                  1.8
Parts & Components                                                        1.1
Pharmaceuticals                                                           6.1
Power Transmission Equipment                                              2.3
Retailers                                                                 0.9
Service Organizations                                                     1.4
Shipbuilding                                                              2.2
Software                                                                  1.2
Telecommunications                                                        1.4
Telephone Systems                                                         3.0
Textiles & Apparel                                                        1.2
                                                                -------------
  Total                                                                  98.7%
                                                                =============

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                            SHARES          VALUE (1)

---------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS - 97.7%
---------------------------

COMMON STOCKS - 97.0%
---------------------

CANADA - 5.5%
------------
EnCana Corp. (Oil & Gas)                                                  200,266     $   9,893,140
Imperial Oil Ltd. (Integrated International Oil Producers)                126,780         7,363,382
                                                                                      -------------
                                                                                         17,256,522
                                                                                      -------------
DENMARK - 1.4%
--------------
ISS A/S (Service Organizations)                                            84,393         4,506,452
                                                                                      -------------

FRANCE - 7.5%
------------
Air Liquide (Industrial Chemicals & Gases Manufacturers)                   59,275         9,623,070
Carrefour SA (Miscellaneous Retailers)                                     85,060         3,743,666
Dassault Systemes SA (Software)                                            76,900         3,903,629
Schneider Electric SA (Heavy Machinery)                                    96,810         6,443,875
                                                                                      -------------
                                                                                         23,714,240
                                                                                      -------------
GERMANY - 2.9%
--------------
Metro AG (Food & Drug Retailing)                                          190,670         9,151,393
                                                                                      -------------

HONG KONG - 3.8%
---------------
Denway Motors Ltd. (Automobiles)                                        6,360,000         2,150,878
Hutchison Whampoa Ltd. (General Diversified)                              766,000         5,888,110
Yue Yuen Industrial Holdings Ltd. (Textiles & Apparel)                  1,516,500         3,808,815
                                                                                      -------------
                                                                                         11,847,803
                                                                                      -------------
INDIA - 4.6%
----------
HDFC Bank Ltd. (Banks)                                                    684,800         6,259,293
Reliance Industries Ltd. (Oil & Gas)                                      716,200         8,359,710
                                                                                      -------------
                                                                                         14,619,003
                                                                                      -------------
IRELAND - 1.8%
------------
CRH plc (Construction Materials)                                          237,252         5,695,053
                                                                                      -------------

JAPAN - 17.4%
------------
Canon Inc. (Business Machines & Office Equipment)                         152,600         7,556,979
Kao Corp. (Cosmetics & Personal Care)                                     246,600         5,702,881
Keyence Corp. (Electronic Equipment & Instruments)                         28,550         6,439,013
Matsushita Electric Industrial Co., Ltd. (Home Construction,
Furnishings & Appliances)                                                 348,000         5,051,858
Mitsubishi Corp. (General Diversified)                                    755,900         8,360,927
Nissan Motor Co., Ltd. (Automobiles)                                      519,700         5,820,296
Nomura Holdings Inc. (Financial Services)                                 473,100         5,808,202
Rohm Co., Ltd. (Electronics)                                               70,100         7,203,450
Sumitomo Mitsui Financial Group Inc. (Banks)                                  430         2,797,822
                                                                                      -------------
                                                                                         54,741,428
                                                                                      -------------

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                            SHARES          VALUE (1)

---------------------------------------------------------------------------------------------------

MEXICO - 1.4%
------------
Wal-Mart de Mexico SA de CV - ADR (Discount Stores)                       135,290     $   4,427,257
                                                                                      -------------

NETHERLANDS - 6.7%
----------------
Heineken NV (Beverages, Food & Tobacco)                                   132,637         4,186,534
IHC Caland NV (Shipbuilding)                                              119,317         6,860,367
Qiagen NV (Health Care Equipment & Supplies)*                             395,700         4,198,638
VNU NV (Media)                                                            215,500         5,915,586
                                                                                      -------------
                                                                                         21,161,125
                                                                                      -------------
SINGAPORE - 1.3%
--------------
DBS Group Holdings Ltd. (Commercial Banks)                                444,083         4,170,452
                                                                                      -------------

SOUTH AFRICA - 1.9%
-----------------
Sasol Ltd. (Oil & Gas)                                                    300,400         6,005,288
                                                                                      -------------

SOUTH KOREA - 1.9%
----------------
Samsung Electronics Co., Ltd. - GDR (Diversified
Electronics)                                                               29,900         5,860,400
                                                                                      -------------

SPAIN - 4.0%
-----------
Banco Santander Central Hispano SA (Banks)                                765,700         8,562,213
Bankinter SA (Commercial Banks)                                            88,100         3,946,686
                                                                                      -------------
                                                                                         12,508,899
                                                                                      -------------
SWEDEN - 3.5%
------------
Atlas Copco AB, Class A (Heavy Machinery)                                 129,200         5,371,820
Skandinaviska Enskilda Banken AB, Class A (Banks)                         349,200         5,836,936
                                                                                      -------------
                                                                                         11,208,756
                                                                                      -------------
SWITZERLAND - 15.0%
-----------------
ABB Ltd. (Power Transmission Equipment)*                                1,260,300         7,320,839
Actelion Ltd. (Pharmaceuticals)*                                           30,100         3,464,329
Nestle SA - ADR (Diversified Food)                                        125,220         7,380,367
Novartis AG - Registered (Pharmaceuticals)                                151,000         7,234,273
Roche Holding AG - Genusschein (Pharmaceuticals)                           83,630         8,591,326
Swiss Re - Registered (Insurance)                                          97,900         6,045,009
UBS AG - Registered (Banks)                                               100,910         7,309,661
                                                                                      -------------
                                                                                         47,345,804
                                                                                      -------------
TAIWAN - 1.1%
------------
Taiwan Semiconductor Manufacturing Co. (Parts & Components)             2,706,576         3,546,023
                                                                                      -------------

THAILAND - 2.5%
-------------
Advanced Information Service plc (Telecommunications)                   1,858,500         4,232,093
Bangkok Bank Pub Co., Ltd. (Banks)                                      1,554,400         3,628,608
                                                                                      -------------
                                                                                          7,860,701
                                                                                      -------------

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                            SHARES          VALUE (1)

---------------------------------------------------------------------------------------------------

UNITED KINGDOM - 12.8%
---------------------
Close Brothers Group plc (Diversified Financials)                         344,713     $   4,215,224
Signet Group plc (Retailers)                                            1,513,200         2,961,635
Smith & Nephew plc (Medical Supplies)                                     334,300         2,847,614
Standard Chartered plc (Other Financial Services)                         317,840         5,694,333
Unilever plc (Diversified Food)                                           565,600         4,778,686
Vodafone Group plc - Sponsored ADR (Telephone Systems)                    371,641         9,584,621
WPP Group plc (Advertising Agencies)                                    1,012,930        10,192,910
                                                                                      -------------
                                                                                         40,275,023
                                                                                      -------------

Total Common Stocks (Cost $243,352,109)                                                 305,901,622
                                                                                      -------------

PREFERRED STOCK - 0.7%
-------------------
BERMUDA - 0.7%
--------------
Taiwan Semi Flemings - 144A (Parts & Components) (Cost
$1,795,286)*                                                              352,916         2,310,916
                                                                                      -------------

TOTAL LONG TERM INVESTMENTS (COST $245,147,395)                                         308,212,538
                                                                                      -------------

                                                                         FACE
REPURCHASE AGREEMENT - 1.0%                                             AMOUNT
---------------------------                                          ------------
Investors Bank & Trust Repurchase Agreement, 1.27% due
11/01/04 in the amount of $3,181,673; issued 10/29/04
(collateralized by $3,259,028 par of FNMA #636041, 5.185%,
due 04/01/32 with a market value of $3,340,404) (Cost
$3,181,337)                                                          $  3,181,337       3,181,337
                                                                                     ------------

TOTAL INVESTMENTS - 98.7% (COST $248,328,732)                                        $311,393,875
                                                                                     ------------

References to specific securities, portfolio holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any security.

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                                          VALUE (1)

  --
-------------------------------------------------------------------------------------------------
OTHER ASSETS, NET OF LIABILITIES - 1.3%
------------------------------------------------------------
Receivable for securities sold                                                       $  4,101,304
Receivable for Fund shares sold                                                             7,374
Dividends receivable                                                                      449,762
Tax reclaim receivable                                                                    261,641
Other assets                                                                                  112
Prepaid expenses                                                                            3,758
Payable for Fund shares redeemed                                                         (120,553)
Payable for open forward currency exchange contracts                                       (3,607)
Payable to Investment Advisor                                                            (166,878)
Other liabilities                                                                        (506,453)
                                                                                     ------------
                                                                                        4,026,460
                                                                                     ------------
NET ASSETS - 100%
------------------------------------------------------------
Applicable to 25,417,858 outstanding $.001 par value shares
  (authorized 500,000,000 shares)                                                    $315,420,335
                                                                                     ============

Net Asset Value, Offering and Redemption Price Per Share                             $      12.41
                                                                                     ============
COMPONENTS OF NET ASSETS AS OF OCTOBER 31, 2004 WERE AS
FOLLOWS:
------------------------------------------------------------
Paid-in capital                                                                      $292,503,602
Accumulated undistributed net investment income                                         1,431,240
Accumulated distributions in excess of net realized gain on
  investments and foreign currency-related transactions                               (41,614,853)
Net unrealized appreciation on investments and on assets and
  liabilities denominated in foreign currencies (Note 4)                               63,100,346
                                                                                     ------------
                                                                                     $315,420,335
                                                                                     ============

Summary of Abbreviations

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.73% of net assets as of October 31, 2004, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers
ADR  American Depository Receipt
FNMA Federal National Mortgage Association
GDR  Global Depositary Receipt
(1)  See Note 2 to Financial Statements
*    Non-income producing security

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO -- OVERVIEW
(UNAUDITED)
OCTOBER 31, 2004
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     HYPOTHETICAL COMPARISON OF CHANGES IN VALUE OF $10,000
               INVESTMENT IN HARDING, LOEVNER FUNDS, INC. -
                    EMERGING MARKETS PORTFOLIO AND THE MSCI
     EMERGING MARKETS FREE INDEX (NET DIVIDENDS REINVESTED)
                AND THE LIPPER EMERGING MARKETS FUNDS INDEX

                 EMERGING MARKETS    LIPPER EMERGING      MSCI EMERGING
                    PORTFOLIO      MARKETS FUNDS INDEX  MARKETS FREE INDEX
        11/9/98           $10,000              $10,000             $10,000
       10/31/99           $13,680              $12,943             $13,623
     10/31/2000           $15,346              $12,388             $12,425
     10/31/2001           $13,278               $9,637              $9,488
     10/31/2002           $13,971              $10,324             $10,268
     10/31/2003           $20,313              $15,321             $15,229
     10/31/2004           $25,003              $18,625             $18,126

                                 RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2004
                           ---------------------------------------------------------
                                                                    AVERAGE ANNUAL
                                  CUMULATIVE TOTAL RETURN            TOTAL RETURN
                           -------------------------------------  ------------------
FUND NAME                  LAST 12 MONTHS     5 YR     INCEPTION   5 YR    INCEPTION
------------------------------------------------------------------------------------
EMERGING MARKETS
  PORTFOLIO (11/9/98)            23.09%      82.77%     150.03%   12.82%     16.57%
MSCI Emerging Markets
  Free (Net dividend)            19.03%      33.06%      81.26%    5.88%     10.46%
Lipper Emerging Markets
  Funds Index                    21.56%      43.91%      86.25%    7.55%     10.96%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CURRENT TO THE MOST RECENT MONTH END MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED AND MAY BE OBTAINED BY VISITING THE WEBSITE AT www.hardingloevner.com.

Investment return reflects voluntary fee waivers in effect. Absence such waivers, total return would be reduced. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO -- OVERVIEW
OCTOBER 31, 2004
--------------------------------------------------------------------------------

The Portfolio returned 23.09% for year ended October 31, 2004, 4.06% ahead of the benchmark MSCI Emerging Markets Index. Relative outperformance was achieved primarily through stock selection, and achieved in a period when value outperformed growth by over 10%. Please refer to the preceding page of the report for complete performance information.

The rally that commenced in March 2003 drove the Emerging Markets ("EM") up 85%, followed by a 20% correction in April/May 2004. The correction was precipitated by rising short-term interest rates in the US, concern over global economic growth, particularly in China, oil prices and the situation in Iraq. The relative outperformance of the Portfolio was achieved as these fears dissipated and EM economies demonstrated their resilience. During the period since the April/May correction, stocks have been driven more by fundamentals than by momentum, consistent with our investment style.

Since the Asian and Russian crises of 1997/98, the major developing markets economies have built foreign exchange reserves, exerted fiscal discipline and reduced both inflation and interest rates. The latter have set the stage for growth in domestic consumption, and it is around the theme of the EM consumer that the most significant changes in the Portfolio have occurred. The two sectors most affected are Telecom Services and Financials. In Telecom Services, we continued to build our holdings to 16% of portfolio, up from 10% in October 2003 and from 2% in 2002. Reduced network and handset costs have increased affordability and potential market size, as cellular telephony has emerged as a high priority in the EM consumer wallet. Improved regulatory environments and moderating competition have allowed leading cellular companies to grow in their individual country markets and simultaneously focus on profitability.

In Financial Services, we have built a geographically diverse portfolio of thirteen EM banks. Affordable consumer credit is newly available in many markets, and is helping propel domestic consumption. We look for banks that focus on retail products, notably mortgages and consumer lending, with efficient retail delivery platforms and proven risk management.

As our holdings around the theme of the EM consumer have increased, we have reduced our holdings of export-oriented companies, though we continue to hold positions in selected globally-competitive exporters. These are global leaders in industries ranging from traditional resource-based businesses, such as mining and pulp, to high-tech businesses such as semiconductors and display panels. As a consequence, we are now underweight relative to the benchmark in Materials, Industrials, and Information Technology.

Over the year we have increased our holdings in the Energy sector. Russia is emerging as a strategic supplier to the global energy markets; the Portfolio includes companies positioned to participate in its development. We hold investments in leading oil producers in several other countries, such as India, China and Brazil, as well as in selected service providers to the oil industry.

Western pharmaceutical companies are increasingly authorizing the manufacture of the generic version of their soon-to-be-off-patent drugs to subsidiaries or allied manufacturers, in an effort to retain some of the income from their compounds that would otherwise be lost to competing, generic drug manufacturers. Recognition of this shift in the competitive structure of the pharmaceutical industry has caused us to sell our holdings in EM generic drug makers. We now have no holdings in the Health Care sector, compared to 6% last year and to the current benchmark level of 3%.

Our investment approach relies upon fundamental analysis to identify companies that are growing, have good financial and management strength, and possess sustainable competitive advantages. The high average quality of the companies in the Portfolio is the primary risk control measure, complemented by prudent portfolio diversification. We believe that the Portfolio is appropriately constructed to take advantage of the continued growth and development of the Emerging Markets.

MSCI Emerging Markets Free Index includes all emerging markets in the MSCI universe of 26 countries, with Free versions of countries where they exist. Net dividends reinvested.

Lipper Emerging Market Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. You cannot invest directly in this Index.

You cannot invest directly in an Index.

For discussion of risks of investing in these funds, see Note 8 of the Notes to Financial Statements.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                                PERCENTAGE OF
INDUSTRY                                                         NET ASSETS

-----------------------------------------------------------------------------
Automotive                                                                3.7%
Banks                                                                    10.8
Beverages, Food & Tobacco                                                 1.2
Brewers                                                                   2.4
Building Materials                                                        0.7
Cement Producers                                                          1.2
Commercial Banks                                                          1.4
Commercial Services & Supplies                                            1.0
Communications                                                            0.9
Computer Software & Processing                                            1.3
Computers & Information                                                   1.0
Computers & Peripherals                                                   0.8
Discount Stores                                                           1.3
Diversified Electronics                                                   4.7
Diversified Paper                                                         1.1
Electrical Equipment                                                      2.4
Electronic Equipment & Instruments                                        1.5
Electronics                                                               1.4
Entertainment & Leisure                                                   0.8
Financial Services                                                        6.6
Home Construction, Furnishings & Appliances                               2.8
Industrial - Diversified                                                  1.3
Industrial Conglomerates                                                  1.7
Metals & Mining                                                           7.0
National & Regional Food Chains                                           1.1
Oil & Gas                                                                12.2
Other Financial Services                                                  1.0
Parts & Components                                                        0.9
Radio & TV Broadcasters                                                   1.5
Real Estate                                                               0.7
Retailers                                                                 1.3
Securities Brokerage                                                      1.0
Systems & Subsystems                                                      1.1
Telecommunications                                                        3.3
Telephone Systems                                                        11.6
Textiles & Apparel                                                        2.7
Transportation                                                            2.5
                                                                -------------
  Total                                                                  99.9%
                                                                =============

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                            SHARES          VALUE (1)

---------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS - 96.2%
---------------------------

COMMON STOCKS - 90.9%
---------------------

AUSTRIA - 1.1%
------------
Erste Bank der Oesterreichischen Sparkassen AG (Banks)                     16,000     $     715,504
                                                                                      -------------

BRAZIL - 5.3%
-----------
Companhia Brasileira de Distribuicao Grupo Pao de Acucar
  (National & Regional Food Chains)                                        29,800           709,240
Companhia Vale Do Rio Doce - ADR (Metals & Mining)                         58,000         1,227,280
Petroleo Brasileiro SA - ADR (Oil & Gas)                                   25,000           887,000
Votorantim Celulose - Sponsored ADR (Diversified Paper)                    20,300           701,365
                                                                                      -------------
                                                                                          3,524,885
                                                                                      -------------
CHILE - 1.2%
----------
Banco Santander - ADR (Banks)                                              29,600           827,616
                                                                                      -------------

CHINA - 0.7%
-----------
Anhui Conch Cement Co., Ltd., Class H (Building Materials)                448,000           500,090
                                                                                      -------------

EGYPT - 2.0%
-----------
MobiNil - Egyptian Co. for Mobile Services (Telephone
Systems)                                                                   32,000           594,154
Orascom Telecom Holding SAE (Telephone Systems)*                           45,000           769,378
                                                                                      -------------
                                                                                          1,363,532
                                                                                      -------------
ESTONIA - 1.2%
------------
Hansabank Ltd. (Banks)                                                     77,000           778,441
                                                                                      -------------

HONG KONG - 5.4%
---------------
China Mobile HK Ltd. - ADR (Telephone Systems)                             60,700           883,185
CNOOC Ltd. (Oil & Gas)                                                  1,780,000           919,460
Techtronic Industries Co. (Electrical Equipment)                          440,000           877,214
Yue Yuen Industrial Holdings Ltd. (Textiles & Apparel)                    370,000           929,286
                                                                                      -------------
                                                                                          3,609,145
                                                                                      -------------
HUNGARY - 1.6%
-------------
MOL Magyar Olaj-es Gazipari Rt. (Oil & Gas)                                19,000         1,066,858
                                                                                      -------------

INDIA - 7.8%
----------
Bajaj Auto Ltd. (Automotive)                                               28,000           595,017
Bharti Tele-Ventures Ltd. (Telephone Systems)*                            262,000           908,859
Housing Development Finance Corp., Ltd. (Other Financial
Services)                                                                  48,000           676,854
ICICI Bank Ltd. (Banks)                                                   151,000           996,494
Reliance Industries Ltd. - Sponsored GDR 144A (Oil & Gas)                  46,500         1,143,900

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                            SHARES          VALUE (1)

---------------------------------------------------------------------------------------------------

INDIA (CONTINUED)
Satyam Computer Services Ltd. (Computer Software &
Processing)                                                               108,000     $     891,263
                                                                                      -------------
                                                                                          5,212,387
                                                                                      -------------
INDONESIA - 2.4%
--------------
PT Bank Danamon Indonesia Tbk (Banks)                                   1,600,000           629,713
PT Telekomunikasi Indonesia - ADR (Telecommunications)                     49,900           951,593
                                                                                      -------------
                                                                                          1,581,306
                                                                                      -------------
ISRAEL - 0.9%
-----------
Orbotech Ltd. (Electronic Equipment & Instruments)*                        34,400           581,704
                                                                                      -------------

LUXEMBOURG - 1.8%
-----------------
Tenaris SA - ADR (Metals & Mining)                                         27,300         1,222,221
                                                                                      -------------

MALAYSIA - 3.1%
-------------
Malaysia International Shipping Corp. Berhad
(Transportation)                                                          258,000           902,821
Maxis Communications Berhad (Telephone Systems)                           270,000           611,317
Resorts World Berhad (Entertainment & Leisure)                            225,000           565,802
                                                                                      -------------
                                                                                          2,079,940
                                                                                      -------------
MEXICO - 8.4%
------------
America Movil SA de CV Series L - ADR (Telephone Systems)                  35,700         1,570,800
Consorcio ARA SA de CV Series (Real Estate)*                              173,000           461,773
Grupo Aeroportuario del Sureste SA de CV - ADR (Commercial
  Services & Supplies)                                                     28,400           650,644
Grupo Financiero Banorte SA de CV (Financial Services)                    225,000         1,056,851
Grupo Televisa SA (Radio & TV Broadcasters)                                18,300         1,006,500
Wal-Mart de Mexico SA de CV - ADR (Discount Stores)                        25,900           847,557
                                                                                      -------------
                                                                                          5,594,125
                                                                                      -------------
PHILIPPINES - 1.9%
---------------
Globe Telecom Inc. (Communications)                                        32,000           582,989
Philippine Long Distance Telephone Co. - Sponsored ADR
  (Telephone Systems)*                                                     26,400           662,640
                                                                                      -------------
                                                                                          1,245,629
                                                                                      -------------
POLAND - 2.5%
------------
Bank Pekao SA (Banks)                                                      23,000           876,377
Polski Koncern Naftowy Orlen SA (Oil & Gas)                                75,000           809,884
                                                                                      -------------
                                                                                          1,686,261
                                                                                      -------------
RUSSIA - 4.8%
-----------
Oao Gazprom - Sponsored ADR Reg S (Oil & Gas)                              36,000         1,344,960
Sberbank of Russia (Banks)                                                  1,700           788,800
VimpelCommunications - Sponsored ADR (Telephone Systems)*                   9,500         1,083,000
                                                                                      -------------
                                                                                          3,216,760
                                                                                      -------------
SOUTH AFRICA - 10.0%
------------------
Bidvest Group Ltd. (Industrial Conglomerates)                             105,589         1,163,425
Impala Platinum Holdings Ltd. (Metals & Mining)                            11,500           930,541

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                            SHARES          VALUE (1)

---------------------------------------------------------------------------------------------------

SOUTH AFRICA (CONTINUED)
JD Group Ltd. (Home Construction, Furnishings & Appliances)                90,000     $     842,090
MTN Group Ltd. (Telephone Systems)                                        125,000           683,512
Sasol Ltd. (Oil & Gas)                                                     57,400         1,147,482
Standard Bank Group Ltd. (Financial Services)                             100,269           885,681
Steinhoff International Holdings Ltd. (Home Construction,
  Furnishings & Appliances)                                               585,000         1,025,251
                                                                                      -------------
                                                                                          6,677,982
                                                                                      -------------
SOUTH KOREA - 12.4%
-----------------
Hankook Tire Co., Ltd. (Automotive)                                        60,000           554,865
Hite Brewery Co., Ltd. (Brewers)                                            7,600           552,963
Hyundai Mobis (Automotive)                                                 18,000           924,867
Kookmin Bank - ADR (Banks)*                                                30,700         1,032,441
LG Electronics Inc. (Electronics)                                          16,400           925,266
S1 Corp. (Securities Brokerage)                                            23,600           666,944
Samsung Electronics Co., Ltd. - GDR (Diversified
Electronics)                                                                7,650         1,499,400
Samsung SDI Co., Ltd. (Diversified Electronics)                             7,100           642,316
Shinsegae Co., Ltd. (Retailers)                                             3,000           843,921
SK Telecom Co. (Telecommunications)                                         4,090           641,014
                                                                                      -------------
                                                                                          8,283,997
                                                                                      -------------
TAIWAN - 7.5%
------------
Advantech Co., Ltd. (Computers & Information)                             303,866           650,218
Delta Electronics (Electrical Equipment)                                  492,625           744,587
Formosa Chemicals & Fibre Corp. (Textiles & Apparel)                      531,000           896,990
Premier Image Technology (Electronic Equipment &
Instruments)                                                              547,575           400,198
Quanta Computer Inc. (Computers & Peripherals)                            323,146           522,572
Synnex Technology International Corp. (Systems & Subsystems)              231,000           331,454
Synnex Technology International Corp. - GDR (Systems &
Subsystems)                                                                75,225           428,752
Taiwan Semiconductor Manufacturing Co. (Parts & Components)               480,672           629,753
Tong Yang Industry Co., Ltd. (Automotive)                                 308,943           385,473
                                                                                      -------------
                                                                                          4,989,997
                                                                                      -------------
THAILAND - 2.1%
-------------
Advanced Information Service plc (Telecommunications)                     275,000           626,218
Siam Cement Public Co., Ltd. (Cement Producers)                           124,000           771,623
                                                                                      -------------
                                                                                          1,397,841
                                                                                      -------------
TURKEY - 3.4%
------------
Akbank TAS (Banks)                                                    125,000,000           565,392
Anadolu Efes Biracilik ve Malt Sanayii AS (Beverages, Food &
Tobacco)                                                               48,722,000           772,734
Arcelik AS (Industrial - Diversified)*                                148,000,000           900,925
                                                                                      -------------
                                                                                          2,239,051
                                                                                      -------------
UNITED KINGDOM - 3.4%
--------------------
Anglo American plc - ADR (Metals & Mining)                                 57,727         1,283,848

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                            SHARES          VALUE (1)

---------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
SABMiller plc (Brewers)                                                    70,350     $   1,019,305
                                                                                      -------------
                                                                                          2,303,153
                                                                                      -------------

Total Common Stocks (Cost $49,623,904)                                                   60,698,425
                                                                                      -------------

PREFERRED STOCK - 5.3%
-------------------
BRAZIL - 2.5%
-----------
All America Latina Logistica (Transportation)*                             35,000           753,412
Banco Itau Holding Financeria SA - ADR (Commercial Banks)                  15,796           955,658
                                                                                      -------------
                                                                                          1,709,070
                                                                                      -------------
RUSSIA - 1.3%
-----------
Transneft (Oil & Gas)                                                         900           854,550
                                                                                      -------------

SOUTH KOREA - 1.5%
----------------
Samsung Electronics Co., Ltd. - GDR 144A (Diversified
Electronics)                                                                7,500           991,875
                                                                                      -------------

Total Preferred Stock (Cost $2,690,920)                                                   3,555,495
                                                                                      -------------

TOTAL LONG TERM INVESTMENTS (COST $52,314,824)                                           64,253,920
                                                                                      -------------

                                                                         FACE
REPURCHASE AGREEMENT - 3.7%                                             AMOUNT
---------------------------                                          ------------
Investors Bank & Trust Repurchase Agreement, 1.27% due
11/01/04 in the amount of $2,499,610; issued 10/29/04
(collateralized by $2,608,953 par of FHLMC #2334 FA, 2.37%,
due 07/15/31 with a market value of $2,625,196) (Cost
$2,499,346)                                                          $  2,499,346       2,499,346
                                                                                     ------------

TOTAL INVESTMENTS - 99.9% (COST $54,814,170)                                         $ 66,753,266
                                                                                     ------------

References to specific securities, portfolio holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any security.

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                                          VALUE (1)

  --
-------------------------------------------------------------------------------------------------
OTHER ASSETS, NET OF LIABILITIES - 0.1%
------------------------------------------------------------
Receivable for Fund shares sold                                                      $    538,422
Dividends receivable                                                                       60,630
Tax reclaim receivable                                                                      1,074
Receivable for open forward foreign currency contracts                                        439
Other assets                                                                                   88
Prepaid expenses                                                                              215
Payable for securities purchased                                                         (389,830)
Payable to Investment Advisor                                                             (54,382)
Other liabilities                                                                        (105,103)
                                                                                     ------------
                                                                                           51,553
                                                                                     ------------
NET ASSETS - 100%
------------------------------------------------------------
Applicable to 2,994,943 outstanding $.001 par value shares
  (authorized 500,000,000 shares)                                                    $ 66,804,819
                                                                                     ============

Net Asset Value, Offering and Redemption Price Per Share                             $      22.31
                                                                                     ============
COMPONENTS OF NET ASSETS AS OF OCTOBER 31, 2004 WERE AS
FOLLOWS:
------------------------------------------------------------
Paid-in capital                                                                      $ 52,645,935
Accumulated undistributed net investment income                                           119,482
Accumulated undistributed net realized gain on investments
  and foreign currency-related transactions                                             2,098,450
Net unrealized appreciation on investments and on assets and
  liabilities denominated in foreign currencies (Note 4)                               11,940,952
                                                                                     ------------
                                                                                     $ 66,804,819
                                                                                     ============

Summary of Abbreviations

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 3.20% of net assets as of October 31, 2004, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR  American Depository Receipt
FHLMC Federal Home Loan Mortgage Association
GDR  Global Depositary Receipt
(1)  See Note 2 to Financial Statements
*    Non-income producing security

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO -- OVERVIEW
(UNAUDITED)
OCTOBER 31, 2004
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     HYPOTHETICAL COMPARISON OF CHANGES IN VALUE OF $10,000
               INVESTMENT IN HARDING, LOEVNER FUNDS, INC. -
                       GLOBAL EQUITY PORTFOLIO AND THE MSCI
                ALL COUNTRY WORLD FREE INDEX (NET DIVIDENDS
        REINVESTED) AND THE LIPPER GLOBAL EQUITY FUND INDEX

                      GLOBAL       MSCI ALL COUNTRY WORLD    LIPPER GLOBAL
                 EQUITY PORTFOLIO        FREE INDEX        EQUITY FUND INDEX
        12/1/96           $10,000                 $10,000            $10,000
       10/31/97           $10,645                 $11,018            $11,262
       10/31/98           $10,383                 $12,453            $11,907
       10/31/99           $12,857                 $15,693            $14,752
     10/31/2000           $15,378                 $15,818            $16,508
     10/31/2001           $11,877                 $11,803            $12,598
     10/31/2002           $10,500                 $10,162            $10,928
     10/31/2003           $13,040                 $12,667            $13,401
     10/31/2004           $13,663                 $14,381            $15,114

                                 RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2004
                           ---------------------------------------------------------
                                                                    AVERAGE ANNUAL
                                  CUMULATIVE TOTAL RETURN            TOTAL RETURN
                           -------------------------------------  ------------------
FUND NAME                  LAST 12 MONTHS     5 YR     INCEPTION   5 YR    INCEPTION
------------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
  (12/1/96)                       4.78%       6.27%      36.63%    1.22%      4.02%
MSCI All Country World
  Free (Net dividend)            13.53%      (8.37)%     43.81%   (1.73)%     4.70%
Lipper Global Fund Index         12.78%       2.46%      51.14%    0.49%      5.36%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CURRENT TO THE MOST RECENT MONTH END MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED AND MAY BE OBTAINED BY VISITING THE WEBSITE AT www.hardingloevner.com.

Investment return reflects voluntary fee waivers in effect. Absence such waivers, total return would be reduced. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO -- OVERVIEW
OCTOBER 31, 2004
--------------------------------------------------------------------------------

The Portfolio returned 4.78% net of fees in the financial year through October 31, 2004. In comparison, the benchmark MSCI All Country World Free Index rose 13.53%. Please refer to the preceding page for complete performance information.

One of the key features of the fiscal year has been the continuation of the flight from quality by investors that began with the rally from the bear market lows eighteen months ago. We are keenly aware of this, given our investment philosophy that explicitly favors highly profitable and financially strong companies, a philosophy that has been out of step with the market. Objective measures of our more qualitative preferences, such as return on assets, profit margins, or the indebtedness of companies have been highly explanatory of performance this year--in an inverse way. Companies whose operating performance put them in the top echelons on those measures turned out to be in the bottom tiers of stock price performance, by a substantial margin. We had been able to sidestep that headwind for our investment style last year by embracing the highest quality companies within more cyclical industries, but the more muted tone of growth in developed economies, combined with the degree to which cyclical recovery had been already discounted last year, meant that a cyclical bias within the Portfolio hurt, rather than helped, this year, leaving us to bear the full brunt of the quality headwinds. Our stock selection has detracted from relative performance across nearly every industrial sector--evidence, we believe, that we have been consistent in our unwillingness to diverge from owning high-quality companies.

The other important aspect of the market environment this year has been the underwhelming performance of the US stock market relative to non-US markets, combined with the resumed decline of the US Dollar. The S&P500 Index returned just over 9% in the twelve months ending October 31st, while the non-US markets, as measured in dollars by the MSCI All-Country World ex-US Index, rose by nearly 20%. The Euro rose 10% against the Dollar, while the Japanese Yen rose 4%. We have been underweight the US market since late in 2001, and have consistently remained so through this year. We arrived at our allocation stance through comparison valuations of US versus international companies, and through an appreciation of the corporate governance and financial transparency issues facing US companies. We also recognized that the large budget and current account deficits were evidence that the US has been consuming more than it has been producing. Correcting that would require either lower consumption by Americans, more production exported, or a significant movement in the dollar exchange rates. Those views increasingly are being shared by other investors (and featured in the media); thus we are growing skeptical that they hold the key to significant outperformance in the near future.

The final facet of the investment year that has affected the Portfolio has been the severity and variety of pressures on companies in the non-cyclical sectors of Health Care and Consumer Staples, where numerous companies have had to post profit warnings, negating the traditional view of these industries as 'defensive.' The Portfolio has suffered from the withdrawal of Vioxx by Merck, along with disappointing growth and the cost pressures of rising commodity and packaging prices at Coca-Cola and Nestle. We have been hurt by the fact that our more non-cyclical holdings have not performed as strongly as we would have expected, had we been able to predict the slowing growth and lower bond yields that have actually transpired.

Over the last three months, the quality headwinds show signs of abating, and we are hopeful that the competitive advantages that characterize our companies will once more be in the forefront of qualities prized by investors as the global environment remains a challenging one. We also sense that optimism about both the economy and the equity market is lower than it was a year ago, which conversely gives us confidence that our companies will find opportunities they can exploit.

MSCI All Country World Free ex-US Index includes all developed and emerging markets in the MSCI universe of 48 countries, excluding the US, with Free versions of countries where they exist. Net dividends reinvested. You cannot invest directly in this Index.

Lipper Global Fund Index, an unmanaged index published by Lipper Analytical Services Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. This fund invests at least 25% of its total assets in securities traded outside the US and may own US securities.

The S&P 500 Index is an unmanaged index commonly used to measure performance of U.S. stocks.

You cannot invest directly in an Index.

For discussion of risks of investing in these funds, see Note 8 of the Notes to Financial Statements.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                                PERCENTAGE OF
INDUSTRY                                                         NET ASSETS

-----------------------------------------------------------------------------
Advertising Agencies                                                      1.5%
Automobiles                                                               2.1
Automotive                                                                1.9
Banks                                                                     5.2
Beverages, Food & Tobacco                                                 3.4
Business Machines & Office Equipment                                      1.1
Chemicals                                                                 1.2
Commercial Banks                                                          4.2
Communications                                                            2.8
Computer Software & Processing                                            3.4
Cosmetics & Personal Care                                                 2.9
Cosmetics & Toiletries                                                    0.9
Discount Stores                                                           1.6
Diversified Electronics                                                   2.5
Diversified Food                                                          1.9
Diversified Metal Producers                                               2.4
Electrical Equipment                                                      2.8
Electronic Equipment & Instruments                                        2.2
Electronics                                                               1.7
Exploration, Drilling Service & Equipment                                 1.3
Financial Services                                                        5.4
General Diversified                                                       2.1
Health Care Equipment & Supplies                                          1.2
Heavy Machinery                                                           2.8
Industrial Chemicals & Gases Manufacturers                                2.3
Insurance                                                                 2.8
Insurance Companies                                                       3.1
Integrated International Oil Producers                                    1.2
Media                                                                     5.0
Miscellaneous Printing & Publishing                                       1.5
Oil & Gas                                                                 7.6
Other Financial Services                                                  1.2
Pharmaceuticals                                                           3.9
Power Transmission Equipment                                              1.4
Radio, TV, & Phonograph Manufacturers                                     1.0
Retailers                                                                 3.0
Semiconductor Equipment & Products                                        2.4
Software                                                                  1.8
Telephone Systems                                                         3.5
                                                                -------------
  Total                                                                 100.2%
                                                                =============

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                            SHARES          VALUE (1)

---------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS - 97.0%
---------------------------

COMMON STOCKS - 95.7%
---------------------

AUSTRALIA - 2.4%
--------------
Rio Tinto Ltd. (Diversified Metal Producers)                               22,100     $     609,866
                                                                                      -------------

AUSTRIA - 1.5%
------------
Erste Bank der Oesterreichischen Sparkassen AG (Banks)                      8,500           380,112
                                                                                      -------------

CANADA - 3.0%
------------
EnCana Corp. (Oil & Gas)                                                   15,800           780,520
                                                                                      -------------

FRANCE - 6.0%
------------
Air Liquide (Industrial Chemicals & Gases Manufacturers)                    1,832           297,418
Dassault Systemes SA (Software)                                             9,100           461,938
L'Oreal SA (Cosmetics & Personal Care)                                      6,420           440,314
Schlumberger Ltd. (Exploration, Drilling Service &
Equipment)                                                                  5,300           333,582
                                                                                      -------------
                                                                                          1,533,252
                                                                                      -------------
GERMANY - 2.1%
--------------
Deutsche Bank AG (Commercial Banks)                                         7,200           550,329
                                                                                      -------------

HONG KONG - 2.1%
---------------
Denway Motors Ltd. (Automobiles)                                        1,628,000           550,571
                                                                                      -------------

JAPAN - 13.1%
------------
Canon Inc. (Business Machines & Office Equipment)                           5,800           287,225
Hirose Electronics Co., Ltd. (Electrical Equipment)                         2,900           289,386
JSR Corp. (Automotive)                                                     27,300           498,834
Keyence Corp. (Electronic Equipment & Instruments)                          2,500           563,837
Mitsubishi Corp. (General Diversified)                                     49,600           548,620
Nomura Holdings Inc. (Financial Services)                                  19,700           241,855
Rohm Co., Ltd. (Electronics)                                                4,300           441,866
Sony Corp. - ADR (Radio, TV, & Phonograph Manufacturers)                    7,100           247,435
Sumitomo Mitsui Financial Group Inc. (Banks)                                   40           260,262
                                                                                      -------------
                                                                                          3,379,320
                                                                                      -------------
MEXICO - 2.6%
------------
Coca-Cola Femsa SA de CV - ADR (Beverages, Food & Tobacco)                 12,800           257,536
Wal-Mart de Mexico SA de CV - ADR (Discount Stores)                        12,900           422,142
                                                                                      -------------
                                                                                            679,678
                                                                                      -------------
NETHERLANDS - 4.3%
----------------
Heineken NV (Beverages, Food & Tobacco)                                    10,050           317,217
Qiagen NV (Health Care Equipment & Supplies)*                              28,200           299,221

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                            SHARES          VALUE (1)

---------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)
VNU NV (Media)                                                             17,600     $     483,129
                                                                                      -------------
                                                                                          1,099,567
                                                                                      -------------
SOUTH AFRICA - 2.1%
-----------------
Sasol Ltd. (Oil & Gas)                                                     26,540           530,560
                                                                                      -------------

SOUTH KOREA - 3.9%
----------------
Kookmin Bank - ADR (Banks)*                                                11,000           369,930
Samsung Electronics Co., Ltd. - GDR (Diversified
Electronics)                                                                3,270           640,920
                                                                                      -------------
                                                                                          1,010,850
                                                                                      -------------
SPAIN - 1.1%
-----------
Bankinter SA (Commercial Banks)                                             6,500           291,186
                                                                                      -------------

SWITZERLAND - 6.6%
----------------
ABB Ltd. (Power Transmission Equipment)*                                   63,100           366,536
Nestle SA - ADR (Diversified Food)                                          8,120           478,586
Novartis AG - Registered (Pharmaceuticals)                                  8,020           384,231
Swiss Re - Registered (Insurance)                                           7,600           469,275
                                                                                      -------------
                                                                                          1,698,628
                                                                                      -------------
TAIWAN - 0.0%
------------
Taiwan Semiconductor Manufacturing Co. (Parts & Components)                   393               515
                                                                                      -------------

THAILAND - 1.3%
-------------
Bangkok Bank Pub Co., Ltd. (Banks)                                        142,200           331,953
                                                                                      -------------

UNITED KINGDOM - 7.7%
--------------------
Pearson plc (Miscellaneous Printing & Publishing)                          34,400           378,217
Standard Chartered plc (Other Financial Services)                          17,100           306,359
Vodafone Group plc - Sponsored ADR (Telephone Systems)                     34,900           900,071
WPP Group plc (Advertising Agencies)                                       39,300           395,468
                                                                                      -------------
                                                                                          1,980,115
                                                                                      -------------
UNITED STATES - 35.9%
------------------
Abbott Laboratories (Pharmaceuticals)                                       7,600           323,988
Air Products & Chemicals Inc. (Industrial Chemicals & Gases
Manufacturers)                                                              5,500           292,490
American International Group (Insurance Companies)                          9,100           552,461
Analog Devices (Semiconductor Equipment & Products)                        15,400           620,004
BEA Systems Inc. (Computer Software & Processing)*                         17,900           145,348
Berkshire Hathaway Inc., Class A (Insurance Companies)*                         3           252,750
Caterpillar Inc. (Heavy Machinery)                                          8,850           712,779
Colgate-Palmolive Co. (Cosmetics & Toiletries)                              5,300           236,486
Comcast Corp., Class A (Media)*                                            11,000           324,500
Emerson Electric Co. (Electrical Equipment)                                 6,650           425,932
Estee Lauder Companies Inc., Class A (Cosmetics & Personal
Care)                                                                       7,100           304,945
Exxon Mobil Corp. (Integrated International Oil Producers)                  6,500           319,930

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                            SHARES          VALUE (1)

---------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
Kinder Morgan Inc. (Oil & Gas)                                              9,870     $     635,332
Medco Health Solutions Inc. (Insurance)*                                    7,089           240,388
Merck & Co., Inc. (Pharmaceuticals)                                         9,360           293,062
Oracle Corp. (Computer Software & Processing)*                             57,600           729,216
Praxair Inc. (Chemicals)                                                    7,600           320,720
Qualcomm Inc. (Communications)                                             17,300           723,313
The Coca-Cola Company (Beverages, Food & Tobacco)                           7,380           300,071
TJX Companies Inc. (Retailers)                                             32,700           784,146
Viacom Inc., Class B (Media)                                               12,850           468,897
Wells Fargo & Co. (Commercial Banks)                                        4,200           250,824
                                                                                      -------------
                                                                                          9,257,582
                                                                                      -------------

Total Common Stocks (Cost $20,161,544)                                                   24,664,604
                                                                                      -------------

PREFERRED STOCK - 1.3%
-------------------
BERMUDA - 1.3%
--------------
Taiwan Semi Flemings - 144A (Parts & Components) (Cost
$374,264)*                                                                 51,865           339,615
                                                                                      -------------

TOTAL LONG TERM INVESTMENTS (COST $20,535,808)                                           25,004,219
                                                                                      -------------

                                                                         FACE
REPURCHASE AGREEMENT - 3.2%                                             AMOUNT
---------------------------                                          ------------
Investors Bank & Trust Repurchase Agreement, 1.27% due
11/01/04 in the amount of $806,594; issued 10/29/04
(collateralized by $797,809 par of FNMA #303705, 6.50%, due
07/01/14 with a market value of $846,840) (Cost $806,509)            $    806,509         806,509
                                                                                     ------------

TOTAL INVESTMENTS - 100.2% (COST $21,342,317)                                        $ 25,810,728
                                                                                     ------------

References to specific securities, portfolio holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any security.

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2004 (CONTINUED)                                                          VALUE (1)

  --
-------------------------------------------------------------------------------------------------
LIABILITIES, NET OF OTHER ASSETS - (0.2)%
------------------------------------------------------------
Dividends receivable                                                                 $     27,610
Tax reclaim receivable                                                                      5,491
Other assets                                                                                   27
Prepaid expenses                                                                              268
Payable to Investment Advisor                                                             (16,378)
Other liabilities                                                                         (57,990)
                                                                                     ------------
                                                                                          (40,972)
                                                                                     ------------
NET ASSETS - 100%
------------------------------------------------------------
Applicable to 1,501,233 outstanding $.001 par value shares
  (authorized 500,000,000 shares)                                                    $ 25,769,756
                                                                                     ============

Net Asset Value, Offering and Redemption Price Per Share                             $      17.17
                                                                                     ============
COMPONENTS OF NET ASSETS AS OF OCTOBER 31, 2004 WERE AS
FOLLOWS:
------------------------------------------------------------
Paid-in capital                                                                      $ 22,996,328
Accumulated undistributed net investment income                                            33,867
Accumulated distributions in excess of net realized gain on
  investments and foreign currency-related transactions                                (1,729,568)
Net unrealized appreciation on investments and on assets and
  liabilities denominated in foreign currencies (Note 4)                                4,469,129
                                                                                     ------------
                                                                                     $ 25,769,756
                                                                                     ============

Summary of Abbreviations

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 1.32% of net assets as of October 31, 2004, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR  American Depository Receipt
FHLMC Federal Home Loan Mortgage Association
FNMA Federal National Mortgage Association
GDR  Global Depositary Receipt
(1)  See Note 2 to Financial Statements
*    Non-income producing security

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                          INTERNATIONAL   EMERGING     GLOBAL
                                             EQUITY       MARKETS      EQUITY
                                            PORTFOLIO    PORTFOLIO   PORTFOLIO
                                          -------------  ----------  ----------
INVESTMENT INCOME
Interest                                   $    24,708   $    6,017  $    1,527
Dividends (Net of foreign withholding
  taxes of $541,547, $110,095, and
  $11,326, respectively)                     6,489,333      972,268     408,433
                                           -----------   ----------  ----------
  Total investment income                    6,514,041      978,285     409,960
                                           -----------   ----------  ----------

EXPENSES
Investment advisory fees (Note 3)            2,705,280      542,255     269,187
Administration fees (Note 3)                   358,797       48,344      32,664
Custodian and fund accounting fees (Note
  3)                                           443,199       90,698      35,865
Directors' fees and expenses (Note 3)           73,812        9,722       5,706
Shareholder record keeping fees                105,564       14,890       4,638
Printing and postage fees                       14,201          552         614
State registration filing fees                  29,965       14,198       2,792
Professional fees                              118,949       43,456      31,481
Other fees and expenses                         76,914        5,321       2,585
                                           -----------   ----------  ----------
  Total Expenses                             3,926,681      769,436     385,532

Waiver of investment advisory fee (Note
  3)                                          (319,649)     (10,279)    (49,048)
                                           -----------   ----------  ----------
  Net expenses                               3,607,032      759,157     336,484
                                           -----------   ----------  ----------

  Net investment income                      2,907,009      219,128      73,476
                                           -----------   ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS)
(NOTE 4)

Net realized gain (loss) --
  Investment transactions (net of
    foreign tax expense $298,646,
    $34,686, and $1,935, respectively)      28,699,106    3,099,880   1,781,174
  Foreign currency transactions             (1,177,123)     (64,960)    (39,512)
                                           -----------   ----------  ----------
Net realized gain                           27,521,983    3,034,920   1,741,662
                                           -----------   ----------  ----------
Change in unrealized appreciation
  (depreciation) --
  Investments                                4,838,766    5,539,245    (555,280)
  Translation of assets and liabilities
    denominated in foreign currency              8,612        1,848         870
                                           -----------   ----------  ----------
  Net change in unrealized appreciation
    (depreciation)                           4,847,378    5,541,093    (554,410)
                                           -----------   ----------  ----------
  Net realized and unrealized gain          32,369,361    8,576,013   1,187,252
                                           -----------   ----------  ----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $35,276,370   $8,795,141  $1,260,728
                                           ===========   ==========  ==========

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          INTERNATIONAL EQUITY PORTFOLIO
                                          -------------------------------
                                            YEAR ENDED       YEAR ENDED
                                            OCTOBER 31,     OCTOBER 31,
                                               2004             2003
                                          ---------------  --------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                    $   2,907,009    $  3,492,175
  Net realized gain (loss) on
    investments and foreign currency
    transactions                              27,521,983     (35,308,704)
  Net change in unrealized appreciation
    on investments and translation of
    assets and liabilities denominated
    in foreign currency                        4,847,378      87,945,701
                                           -------------    ------------
    Net increase in net assets resulting
      from operations                         35,276,370      56,129,172
                                           -------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                       (2,167,605)     (1,406,053)
                                           -------------    ------------
    Total distributions to shareholders       (2,167,605)     (1,406,053)
                                           -------------    ------------

TRANSACTIONS IN SHARES OF COMMON STOCK
  Proceeds from sale of shares                49,810,442      46,271,780
  Net Asset Value of shares issued to
    shareholders upon reinvestment of
    dividends                                  1,833,540       1,167,410
  Cost of shares redeemed                   (119,352,363)    (41,142,391)
                                           -------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (67,708,381)      6,296,799
                                           -------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS        (34,599,616)     61,019,918

NET ASSETS
  At beginning of year                       350,019,951     289,000,033
                                           -------------    ------------
  At end of year                           $ 315,420,335    $350,019,951
                                           =============    ============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS            $   1,431,240    $  2,174,828
                                           =============    ============

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          EMERGING MARKETS PORTFOLIO
                                          --------------------------
                                           YEAR ENDED    YEAR ENDED
                                          OCTOBER 31,   OCTOBER 31,
                                              2004          2003
                                          ------------  ------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                   $   219,128   $   116,051
  Net realized gain (loss) on
    investments and foreign currency
    transactions                            3,034,920      (289,103)
  Net change in unrealized appreciation
    on investments and translation of
    assets and liabilities denominated
    in foreign currency                     5,541,093     6,916,109
                                          -----------   -----------
    Net increase in net assets resulting
      from operations                       8,795,141     6,743,057
                                          -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                       (62,351)            -
                                          -----------   -----------
    Total distributions to shareholders       (62,351)            -
                                          -----------   -----------

TRANSACTIONS IN SHARES OF COMMON STOCK
  Proceeds from sale of shares             30,147,050    14,391,098
  Net Asset Value of shares issued to
    shareholders upon reinvestment of
    dividends                                  58,908             -
  Cost of shares redeemed                  (1,798,399)   (1,593,501)
  Redemption fees                               7,670             -
                                          -----------   -----------
NET INCREASE IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS                       28,415,229    12,797,597
                                          -----------   -----------

NET INCREASE IN NET ASSETS                 37,148,019    19,540,654

NET ASSETS
  At beginning of year                     29,656,800    10,116,146
                                          -----------   -----------
  At end of year                          $66,804,819   $29,656,800
                                          ===========   ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS           $   119,482   $    64,484
                                          ===========   ===========

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     GLOBAL EQUITY PORTFOLIO
                                                    -------------------------
                                                     YEAR ENDED   YEAR ENDED
                                                    OCTOBER 31,   OCTOBER 31,
                                                        2004         2003
                                                    ------------  -----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $    73,476   $   154,776
  Net realized gain (loss) on investments and
    foreign currency transactions                     1,741,662    (1,451,078)
  Net change in unrealized appreciation
    (depreciation) on investments and translation
    of assets and liabilities denominated in
    foreign currency                                   (554,410)    6,524,918
                                                    -----------   -----------
    Net increase in net assets resulting from
     operations                                       1,260,728     5,228,616
                                                    -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (105,080)      (50,332)
                                                    -----------   -----------
    Total distributions to shareholders                (105,080)      (50,332)
                                                    -----------   -----------

TRANSACTIONS IN SHARES OF COMMON STOCK
  Proceeds from sale of shares                        1,297,150     3,911,357
  Net Asset Value of shares issued to shareholders
    upon reinvestment of dividends                       66,670        30,865
  Cost of shares redeemed                            (3,317,264)   (2,284,852)
                                                    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS                                 (1,953,444)    1,657,370
                                                    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                  (797,796)    6,835,654

NET ASSETS
  At beginning of year                               26,567,552    19,731,898
                                                    -----------   -----------
  At end of year                                    $25,769,756   $26,567,552
                                                    ===========   ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS                            $    33,867   $   104,983
                                                    ===========   ===========

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               INTERNATIONAL EQUITY PORTFOLIO
                                          -------------------------------------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                          OCT. 31, 2004  OCT. 31, 2003  OCT. 31, 2002  OCT. 31, 2001  OCT. 31, 2000
                                          -------------  -------------  -------------  -------------  -------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR              $11.30          $9.58         $10.55         $15.22         $15.50
                                          ------------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
    Net investment income                         0.11           0.11           0.07           0.09           0.09
    Net realized and unrealized gain
      (loss) on investments and foreign
      currency-related transactions               1.07           1.65          (1.01)         (3.61)          0.36
                                          ------------   ------------   ------------   ------------   ------------
Net increase (decrease) from investment
  operations                                      1.18           1.76          (0.94)         (3.52)          0.45
                                          ------------   ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:+
    Net investment income                        (0.07)         (0.04)         (0.03)             -          (0.23)
    Net realized gain from investments
      and foreign currency-related
      transactions                                   -              -              -          (1.15)         (0.50)
                                          ------------   ------------   ------------   ------------   ------------
Total distributions                              (0.07)         (0.04)         (0.03)         (1.15)         (0.73)
                                          ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF YEAR                    $12.41         $11.30          $9.58         $10.55         $15.22
                                          ============   ============   ============   ============   ============

TOTAL RETURN                                    10.46%         18.49%        (8.92)%       (24.99)%          2.18%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of year (000's)           $315,420       $350,020       $289,000       $283,721       $349,046

    Ratio of net operating expenses to
      average net assets                         1.00%          1.00%          1.00%          1.00%          0.99%

    Ratio of net investment income, to
      average net assets                         0.81%          1.10%          0.70%          0.63%          0.45%

    Decrease reflected in above expense
      ratios due to waiver of investment
      advisory and administration fees,
      and reimbursement of other
      expenses                                   0.09%          0.06%          0.06%          0.05%              - *

    Portfolio turnover rate                        37%            58%            45%            46%            49%

  + Certain prior year amounts have been reclassified to conform to the current year presentation.
  *  Rounds to less than 0.01%.

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                 EMERGING MARKETS PORTFOLIO
                                          -------------------------------------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                          OCT. 31, 2004  OCT. 31, 2003  OCT. 31, 2002  OCT. 31, 2001  OCT. 31, 2000
                                          -------------  -------------  -------------  -------------  -------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR             $18.16         $12.49         $11.88         $14.89         $13.68
                                          -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
    Net investment income (loss)                 0.07           0.07           0.04           0.01          (0.05)
    Net realized and unrealized gain
      (loss) on investments and foreign
      currency-related transactions              4.12           5.60           0.58          (1.89)          1.79
                                          -----------    -----------    -----------    -----------    -----------
Net increase (decrease) from investment
  operations                                     4.19           5.67           0.62          (1.88)          1.74
                                          -----------    -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:+
    Net investment income                       (0.04)             -          (0.01)             -          (0.02)
    Net realized gain from investments
      and foreign currency-related
      transactions                                  -              -              -          (1.13)         (0.51)
                                          -----------    -----------    -----------    -----------    -----------
Total distributions                             (0.04)             -          (0.01)         (1.13)         (0.53)
                                          -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                   $22.31         $18.16         $12.49         $11.88         $14.89
                                          ===========    ===========    ===========    ===========    ===========

TOTAL RETURN                                   23.09%         45.40%          5.22%       (13.48)%         12.18%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of year (000's)           $66,805        $29,657        $10,116         $2,731         $2,575

    Ratio of net operating expenses to
      average net assets                        1.75%          1.75%          1.75%          1.75%          1.75%

    Ratio of net investment income
      (loss), to average net assets             0.51%          0.76%          0.19%          0.08%        (0.39)%

    Decrease reflected in above expense
      ratios due to waiver of investment
      advisory and administration fees,
      and reimbursement of other
      expenses                                  0.02%          0.08%          0.39%          1.15%          1.08%

    Portfolio turnover rate                       40%            58%            43%            38%            28%

  + Certain prior year amounts have been reclassified to conform to the current year presentation.

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                    GLOBAL EQUITY PORTFOLIO
                           -------------------------------------------------------------------------
                           FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                               ENDED          ENDED          ENDED          ENDED          ENDED
                           OCT. 31, 2004  OCT. 31, 2003  OCT. 31, 2002  OCT. 31, 2001  OCT. 31, 2000
                           -------------  -------------  -------------  -------------  -------------
PER SHARE DATA
NET ASSET VALUE,
  BEGINNING OF YEAR            $16.45         $13.28         $15.08         $21.81         $20.00
                           ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
    Net investment income        0.05           0.09           0.05           0.04           0.03
    Net realized and
      unrealized gain
      (loss) on
      investments and
      foreign
      currency-related
      transactions               0.74           3.11          (1.79)         (4.49)          3.89
                           ----------     ----------     ----------     ----------     ----------
Net increase (decrease)
  from investment
  operations                     0.79           3.20          (1.74)         (4.45)          3.92
                           ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:+
    Net investment income       (0.07)         (0.03)         (0.00)*            -          (0.16)
    Net realized gain
      from investments
      and foreign
      currency-related
      transactions                  -              -          (0.06)         (2.28)         (1.95)
                           ----------     ----------     ----------     ----------     ----------
Total distributions             (0.07)         (0.03)         (0.06)         (2.28)         (2.11)
                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF
  YEAR                         $17.17         $16.45         $13.28         $15.08         $21.81
                           ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                    4.78%         24.19%       (11.59)%       (22.77)%         19.66%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of
      year (000's)            $25,770        $26,568        $19,732        $18,524        $25,089

    Ratio of net
      operating expenses
      to average net
      assets                    1.25%          1.25%          1.25%          1.25%          1.25%

    Ratio of net
      investment income,
      to average net
      assets                    0.27%          0.70%          0.38%          0.24%          0.10%

    Decrease reflected in
      above expense
      ratios due to
      waiver of
      investment advisory
      and administration
      fees, and
      reimbursement of
      other expenses            0.18%          0.12%          0.19%          0.22%          0.23%

    Portfolio turnover
      rate                        29%            68%            55%            50%            57%

  + Certain prior year amounts have been reclassified to conform to the current year presentation.
  *  Rounds to less than $0.01.

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004
--------------------------------------------------------------------------------

1. ORGANIZATION

Harding, Loevner Funds, Inc. (the "Fund") was organized as a Maryland corporation on July 31, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund currently has three Portfolios (individually, "Portfolio"), all of which were active as of October 31, 2004: International Equity Portfolio ("International Equity"); Global Equity Portfolio ("Global Equity") (collectively, the "Initial Portfolios"); and Emerging Markets Portfolio ("Emerging Markets"). The investment objective of each portfolio is as follows:
International Equity--to seek long-term capital appreciation through investments in equity securities of companies based outside the United States; Global Equity--to seek long-term capital appreciation through investments in equity securities of companies based both in and outside the United States; Emerging Markets Portfolio--to seek long-term capital appreciation through investments in equity securities of companies based in developing markets outside the United States.

International Equity commenced operations on October 31, 1996 after acquiring the net assets of Harding, Loevner Management, L.P.'s AMT Capital Fund, Inc. Global Equity commenced operations on December 1, 1996 following the acquisition of net assets of Harding, Loevner Management, L.P.'s Global Equity L. P. ("GELP"), a limited partnership, in a tax-free reorganization. Emerging Markets commenced operations on November 9, 1998. The Fund is managed by Harding, Loevner Management, L.P. (the "Investment Adviser").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States ("GAAP") for investment companies. The following is a summary of the Fund's significant accounting policies:

INDEMNIFICATIONS

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

ESTIMATES

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

VALUATION

The Board of Directors (the "Board") of the Fund has adopted procedures ("Procedures") to govern the valuation of the portfolio securities held by each series of the Fund in accordance with the Investment Company Act of 1940, as amended ("1940 Act"). The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission ("SEC") and its staff, including guidance on the obligations of funds and their Directors to determine, in good faith, the fair value of the fund's portfolio securities when market quotations are not readily available.

All investments in the Fund are valued daily at their market price, which results in unrealized gains or losses. Securities traded on an exchange are valued at their last sales price on that exchange. Securities for which no sales are reported are valued at the latest bid price obtained from a quotation reporting system or from established market makers. Repurchase agreements are valued at their amortized cost plus accrued interest. Securities for which market quotations are not readily available are fair valued by the Board or its delegate in accordance with the Procedures, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. The Fund has implemented fair value pricing on a daily basis for all foreign equity securities held by the Portfolios. The fair value pricing utilizes quantitative models developed by an independent pricing service unless the Fund determines that use of another fair valuation methodology is appropriate. As of October 31, 2004, there were no securities in the Fund which required valuation by the Board.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITIES

All securities transactions are recorded on a trade date basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the fund is informed of such dividends). The Fund accretes discount or amortizes premium on a daily basis as adjustments to interest income and the cost of investments. The Fund uses the specific identification method for determining realized gains or losses from sales of securities.

INCOME TAX

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

EXPENSES

Expenses directly attributed to a specific Portfolio of the Fund are charged to that Portfolio's operations; expenses not directly attributable to a specific Portfolio are allocated among the Portfolios either equitably or based on their average daily net assets.

DIVIDENDS TO SHAREHOLDERS

It is the policy of the Fund to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, normally are distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. To the extent that any differences which are permanent in nature result in overdistributions to shareholders, the amount of the overdistribution is reclassified within the capital accounts based on its federal tax basis treatment. Temporary differences do not require reclassification. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rate.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITY LENDING

Each portfolio is authorized to lend securities from its investment portfolios to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. The loans will be terminable at any time by the Fund and the relevant Portfolio will then receive the loaned securities within five days. During the period of such a loan, the Portfolio receives the income on the loaned securities and a loan fee and may thereby increase its total return. A Portfolio continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers which are approved by the Board of Directors and are deemed by Harding Loevner to be of good financial standing. A Portfolio may invest cash collateral it receives in connection with a loan of securities in securities of the U.S. Government and its agencies and other high quality short-term debt instruments. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of a Portfolio unless otherwise required by law.

For the year ended October 31, 2004, the portfolios did not engage in security lending.

3. SIGNIFICANT AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Fund's Board of Directors has approved investment advisory agreements (the "Agreements") with the Investment Adviser. The advisory fees are computed daily at an annual rate of 0.75%, 1.25% and 1.00% of the average daily net assets of International Equity, Emerging Markets and Global Equity, respectively.

In addition, the Fund has an administration agreement with Investors Bank & Trust Company, which provides certain accounting, clerical and bookkeeping services, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Securities and Exchange Commission. Under this agreement, International Equity, Emerging Markets and Global Equity incurred $358,797, $48,344 and $32,664, respectively, in administration fees and $443,199, $90,698 and $35,865, respectively, in custodian and fund accounting fees for the year ended October 31, 2004.

The Investment Adviser has voluntarily agreed to reduce its fee to the extent that aggregate expenses (exclusive of brokerage commissions, other investment expenses, interest on borrowings, taxes and extraordinary expenses) exceed an annual rate of 1.00%, 1.75% and 1.25%, respectively, of the average daily net assets of International Equity, Emerging Markets and Global Equity. For the year ended October 31, 2004, the Investment Advisor voluntarily waived $319,649, $10,279 and $49,048, respectively, in investment advisory fees from International Equity, Emerging Markets and Global Equity.

Directors' fees and related expenses for International Equity, Emerging Markets and Global Equity amounted to $73,812, $9,722 and $5,706, respectively, for the year ended October 31, 2004.

The Fund has agreements with various financial intermediaries and "mutual fund supermarkets," including Oppenheimer Asset Management, Charles Schwab & Co. and Fidelity Brokerage Services LLC, under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess fees in consideration for providing certain distribution, account maintenance, record keeping and transactional services. In recognition of the savings of expenses to the Fund arising from the economies of scale associated with these intermediaries' holding their customers' shares in a single account with the Fund's transfer agent, each Portfolio is authorized to pay to each intermediary up to 0.15% of its average daily net assets attributable to that intermediary for providing sub-accounting and related shareholder services (subject to the voluntary expense cap); the balance of the intermediaries' fees are paid by Harding Loevner. Because of Harding Loevner's voluntary cap on the Fund's fees and expenses, Harding Loevner paid a portion or all of the Portfolios' share of these fees during the year ended October 31, 2004. The Fund may enter into similar arrangements with other intermediaries in the future.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended October 31, 2004, were as follows for each Portfolio:

                                            PURCHASE COST OF     PROCEEDS FROM SALES OF
PORTFOLIO                                 INVESTMENT SECURITIES  INVESTMENT SECURITIES
---------------------------------------------------------------------------------------
International Equity                          $129,052,454            $195,780,343
Emerging Markets                                44,057,257              17,213,002
Global Equity                                    7,751,166               9,964,700

The cost of investments for Federal income tax purposes and the components of net unrealized appreciation on investments at October 31, 2004, for each of the Portfolios were as follows:

                                 UNREALIZED    UNREALIZED
PORTFOLIO                       APPRECIATION  DEPRECIATION      NET          COST
-------------------------------------------------------------------------------------
International Equity            $67,482,950    $5,282,353   $62,200,597  $249,193,278
Emerging Markets                 13,021,600     1,127,550    11,894,050    54,859,216
Global Equity                     5,007,355       645,110     4,362,245    21,448,483

The unrealized appreciation (depreciation) on foreign currency for International Equity, Emerging Markets and Global Equity was $35,203, $1,856 and $718, respectively, for the year ended October 31, 2004.

During the year ended October 31, 2003, the tax character of distributions paid from ordinary income was $1,406,053 and $50,332 for International Equity and Global Equity, respectively.

During the year ended October 31, 2004, the tax character of distributions paid from ordinary income was $2,167,605, $62,351 and $105,080 for International Equity, Emerging Markets and Global Equity, respectively.

As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                           UNDISTRIBUTED  UNDISTRIBUTED   ACCUMULATED      UNREALIZED           TOTAL
                             ORDINARY       LONG-TERM     CAPITAL AND     APPRECIATION/      ACCUMULATED
PORTFOLIO                     INCOME      CAPITAL GAINS   OTHER LOSSES   (DEPRECIATION)*  EARNINGS/(DEFICIT)
------------------------------------------------------------------------------------------------------------
International Equity
  Portfolio                 $1,431,240     $       --    $ (40,750,307)    $62,235,800       $22,916,733
Emerging Markets
  Portfolio                    119,482      2,143,497               --      11,895,905        14,158,884
Global Equity Portfolio         33,867             --       (1,623,402)      4,362,963         2,773,428

  * The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the deferral of losses on wash sales.

At October 31, 2004, International Equity, for federal income purposes, had a capital loss carryover of $5,246,406, which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Portfolios of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 2010. International Equity and Global Equity had capital loss carryovers of $35,503,901 and $1,623,402, respectively, which will expire on October 31, 2011.

International Equity, Emerging Markets, and Global Equity utilized $29,242,904, $960,065 and $1,769,746, respectively, of capital loss carryforwards in the current period to offset net realized capital gain for federal tax purposes.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS (CONTINUED)

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain tax expenses, the Funds made reclassifications among certain capital accounts. The reclassifications have no impact on the net assets of the Funds. As of October 31, 2004, the following reclassifications were made to the Statement of Net Assets.

                                                      ACCUMULATED UNDISTRIBUTED
                                                      NET REALIZED GAIN/LOSS ON   ACCUMULATED
                                                        INVESTMENTS & FOREIGN    UNDISTRIBUTED
                                                          CURRENCY RELATED       NET INVESTMENT
                                     PAID-IN CAPITAL        TRANSACTIONS             INCOME
-----------------------------------------------------------------------------------------------
International Equity                     $7,223              $1,475,769           $(1,482,992)
Emerging Markets                          2,133                  99,646              (101,779)
Global Equity                                --                  39,512               (39,512)

5. FOREIGN EXCHANGE CONTRACTS

The Portfolios, on occasion, enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the cost of the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions. Fluctuations in the value of forward foreign exchange contracts are recorded for book purposes as unrealized appreciation or depreciation on assets and liabilities denominated in foreign currencies by the Portfolio. The Portfolios are also exposed to credit risk associated with counterparty nonperformance on these forward foreign exchange contracts which is typically limited to the unrealized gain on each open contract.

The Portfolios enter into foreign currency transactions on the spot markets in order to pay for foreign investment purchases or to convert to dollars the proceeds from foreign investment sales or coupon interest receipts. The Portfolios did not have open foreign currency transactions to buy or sell currency on the spot markets as of October 31, 2004.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital stock for International Equity were as follows for the years indicated:

                                       YEAR ENDED                YEAR ENDED
                                    OCTOBER 31, 2004          OCTOBER 31, 2003
                                ------------------------  ------------------------
                                  SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------
Shares sold                      4,113,187  $ 49,810,442   4,743,141  $ 46,271,780
Shares issued upon
  reinvestment of dividends        153,692     1,833,540     121,352     1,167,410
                                ----------  ------------  ----------  ------------
                                 4,266,879    51,643,982   4,864,493    47,439,190
Shares redeemed                 (9,832,119) (119,352,363) (4,039,579)  (41,142,391)
                                ----------  ------------  ----------  ------------
Net increase (decrease)         (5,565,240) $(67,708,381)    824,914  $  6,296,799
                                ==========  ============  ==========  ============

Transactions in capital stock for Emerging Markets were as follows for the years indicated:

                                      YEAR ENDED              YEAR ENDED
                                   OCTOBER 31, 2004        OCTOBER 31, 2003
                                -----------------------  ---------------------
                                 SHARES       AMOUNT      SHARES     AMOUNT
------------------------------------------------------------------------------
Shares sold                     1,446,775  $30,147,050   936,359   $14,391,098
Shares issued upon
  reinvestment of dividends        3,013        58,908        --            --
                                ---------  -----------   --------  -----------
                                1,449,788   30,205,958   936,359    14,391,098
Shares redeemed                  (87,648)   (1,798,399)  (113,515)  (1,593,501)
                                ---------  -----------   --------  -----------
Net increase                    1,362,140  $28,407,559   822,844   $12,797,597
                                =========  ===========   ========  ===========

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in capital stock for Global Equity were as follows for the years indicated:

                                      YEAR ENDED               YEAR ENDED
                                   OCTOBER 31, 2004         OCTOBER 31, 2003
                                -----------------------  ----------------------
                                 SHARES       AMOUNT      SHARES      AMOUNT
-------------------------------------------------------------------------------
Shares sold                       76,175   $ 1,297,150    294,445   $ 3,911,357
Shares issued upon
  reinvestment of dividends        3,913        66,670      2,312        30,865
                                --------   -----------   --------   -----------
                                  80,088     1,363,820    296,757     3,942,222
Shares redeemed                 (194,039)   (3,317,264)  (167,676)   (2,284,852)
                                --------   -----------   --------   -----------
Net increase (decrease)         (113,951)  $(1,953,444)   129,081   $ 1,657,370
                                ========   ===========   ========   ===========

Redemptions made within three months of purchase are subject to a redemption fee equal to 2% of the amount redeemed. For the year ended October 31, 2004, the Emerging Markets Portfolio received $7,670 in redemption fees related to transactions in shares of common stock on the Statement of Changes in Net Assets.

7. REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees, upon entering into a contract, to sell such securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date.

Each Portfolio also is permitted to enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government securities purchases securities from a Portfolio and such Portfolio agrees to repurchase the securities at an agreed upon price and date.

Each Portfolio may engage in repurchase and reverse repurchase transactions with parties selected on the basis of such party's creditworthiness. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase agreement transactions, such Portfolio will maintain, in a segregated account with its custodian, liquid securities equal in value to those subject to the agreement.

8. CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the International Equity, Emerging Markets and Global Equity are authorized to invest. Investments by the Emerging Markets Portfolio in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

Shareholders and Board of Directors
Harding, Loevner Funds, Inc.

We have audited the accompanying statements of net assets of Harding, Loevner Funds, Inc. (comprising, the International Equity Portfolio, the Emerging Markets Portfolio, and the Global Equity Portfolio), (collectively the "Funds") as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Harding, Loevner Funds, Inc. at October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                       [ERNST & YOUNG SIGNATURE]

New York, New York
December 7, 2004

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
SUPPLEMENTAL TAX INFORMATION
(UNAUDITED)
--------------------------------------------------------------------------------

The Global Equity Portfolio has designated 100% of distributions from net investment income as qualifying for the dividend received deduction for corporations.

International Equity, Emerging Markets and Global Equity paid qualifying foreign taxes of $812,355, $144,781, and $10,685 and earned $6,886,367, $1,091,626, and
$251,904 foreign source income during the year ended October 31, 2004, respectively. Pursuant to Section 853 of the Internal Revenue Code, International Equity, Emerging Markets and Global Equity designated $0.0320, $0.0483 and $0.0071 per share as foreign taxes paid and $0.2708, $0.3645 and $0.1678 per share as income earned from foreign sources for the year ended October 31, 2004, respectively.

International Equity, Emerging Markets and Global Equity had qualifying dividend income of $6,346,866, $853,364 and $395,204 during the year ended October 31, 2004, respectively.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
SUPPLEMENTAL TAX INFORMATION (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

The International Equity, Emerging Markets, and Global Equity Portfolios have elected to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2004. In accordance with current tax laws, the Foreign Income and Foreign Tax per share (for a share outstanding on October 31, 2004 is as follows:

                                         INTERNATIONAL EQUITY
                                      --------------------------
                                                   GROSS FOREIGN
COUNTRY                               FOREIGN TAX    DIVIDENDS
----------------------------------------------------------------
Australia                                0.0000        0.0018
Bermuda                                  0.0000        0.0022
Brazil                                   0.0018        0.0038
Canada                                   0.0014        0.0091
China                                    0.0000        0.0030
Denmark                                  0.0004        0.0027
France                                   0.0000        0.0213
Germany                                  0.0019        0.0128
Hong Kong                                0.0000        0.0091
India                                    0.0000        0.0051
Ireland                                  0.0047        0.0000
Israel                                   0.0000        0.0002
Japan                                    0.0016        0.0280
Mexico                                   0.0000        0.0026
Netherlands                              0.0014        0.0149
Russia                                   0.0004        0.0004
Singapore                                0.0008        0.0040
South Africa                             0.0000        0.0095
South Korea                              0.0006        0.0060
Spain                                    0.0017        0.0165
Sweden                                   0.0147        0.0147
Switzerland                              0.0025        0.0316
Thailand                                 0.0112        0.0090
Taiwan                                   0.0013        0.0019
United Kingdom                           0.0039        0.0562

                                           EMERGING MARKETS
                                      --------------------------
COUNTRY                                            GROSS FOREIGN
                                      FOREIGN TAX    DIVIDENDS
----------------------------------------------------------------

Austria                                  0.0004        0.0024
Bermuda                                  0.0000        0.0008
Brazil                                   0.0025        0.0428
Chile                                    0.0024        0.0110
China                                    0.0000        0.0052
Egypt                                    0.0000        0.0006
Estonia                                  0.0004        0.0023
Hong Kong                                0.0000        0.0135
Hungary                                  0.0006        0.0042
Indonesia                                0.0032        0.0208
India                                    0.0002        0.0178
Israel                                   0.0002        0.0010
Luxemborg                                0.0000        0.0069
Malaysia                                 0.0013        0.0045
Mexico                                   0.0000        0.0281
Philippines                              0.0017        0.0069
Poland                                   0.0004        0.0023
Russia                                   0.0000        0.0030
South Africa                             0.0000        0.0537
South Korea                              0.0068        0.0459
Taiwan                                   0.0146        0.0535
Thailand                                 0.0134        0.0174
Turkey                                   0.0000        0.0057
United Kingdom                           0.0008        0.0170

                                            GLOBAL EQUITY
                                      --------------------------
                                                   GROSS FOREIGN
COUNTRY                               FOREIGN TAX    DIVIDENDS
----------------------------------------------------------------
Australia                                0.0004       0.0027
Bermuda                                  0.0000       0.0098
Brazil                                   0.0010       0.0001
Canada                                   0.0006       0.0042
France                                   0.0000       0.0170
Germany                                  0.0006       0.0139
Hong Kong                                0.0000       0.0117
Japan                                    0.0006       0.0184
Mexico                                   0.0000       0.0058
Netherlands Antilles                     0.0000       0.0007
Netherlands                              0.0002       0.0053
Russia                                   0.0000       0.0006
South Africa                             0.0000       0.0125
South Korea                              0.0010       0.0113
Spain                                    0.0006       0.0042
Switzerland                              0.0011       0.0148
Taiwan                                   0.0000       0.0000
United Kingdom                           0.0030       0.0349
United States                            0.0000       0.1076

Shareholders will receive more detailed information along with their Form 1099-DIV in January, 2005.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
DIRECTORS AND PRINCIPAL OFFICERS OF THE FUND
(UNAUDITED)
--------------------------------------------------------------------------------

DISINTERESTED DIRECTORS:

                                                                                             NUMBER OF
                                                                         PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                 POSITION         TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS AND              WITH THE         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
           AGE                    FUND            TIME SERVED*           FIVE YEARS           DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
R. Kelly Doherty                Director      Indefinite; Director  Cayman Partners               3               None
41 Post Road                                  since 2004            (private investment
Bernardsville, NJ 07924                                             vehicle), Managing
Age, 46                                                             Partner,
                                                                    2/99-present;
                                                                    Bankers Trust
                                                                    Company, 1982-1/99,
                                                                    Vice Chairman,
                                                                    1997-1/99.

Jane A. Freeman                 Director      Indefinite; Director  Scientific Learning           3               None
c/o Scientific Learning                       since 1996            Corporation
300 Frank Ogawa Plaza                                               (Education
Oakland, CA                                                         Software), Chief
Age, 51                                                             Financial Officer,
                                                                    1/00-present;
                                                                    Treasurer and Vice
                                                                    President,
                                                                    Finance & Business
                                                                    Development,
                                                                    9/99-1/00;
                                                                    Rockfeller & Co.,
                                                                    Investment Manager,
                                                                    1988-8/99.

Samuel R. Karetsky              Director      Indefinite; Director  The Karetsky Group,           3               None
900 Third Avenue, 26th Fl.                    since 1998            LLC (Advisory Firm),
New York, NY 10022                                                  1/03-present;
Age, 59                                                             European Investors
                                                                    Inc., Managing
                                                                    Director,
                                                                    11/98-12/02; Samuel
                                                                    R. Karetsky L.L.C.
                                                                    (Consulting),
                                                                    3/97-10/98.

Carl W. Schafer                 Director      Indefinite; Director  The Atlantic                  3         Frontier Oil
66 Witherspoon Street                         since 1996            Foundation                              Corp.; Labor
Princeton, NJ 08542                                                 (Charitable                             Ready, Inc.;
Age, 69                                                             Foundation),                            UBS Mutual
                                                                    President,                              Funds; Guardian
                                                                    1990-present.                           Life Mutual
                                                                                                            Funds; European
                                                                                                            Investors REIT
                                                                                                            Mutual Funds.

Raymond J. Clark                Director      Indefinite; Director  Woodrow Wilson                3         Princeton
66 Greenway Terrace                           since 2004            National Fellowship                     Healthcare
Princeton, NJ 08540                                                 Foundation,                             System; American
Age, 70                                                             Treasurer,                              Red Cross-Mercer
                                                                    08/04-present;                          County Chapter
                                                                    Wellesley College,
                                                                    Interim Vice
                                                                    President of Finance
                                                                    and Treasurer,
                                                                    10/03-6/04;
                                                                    Princeton
                                                                    University,
                                                                    Treasurer, Emeritus,
                                                                    02/01-present;
                                                                    Princeton
                                                                    University,
                                                                    Treasurer,
                                                                    1987-2001.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
DIRECTORS AND PRINCIPAL OFFICERS OF THE FUND (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED DIRECTOR:

                                                                                             NUMBER OF
                                                                         PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                 POSITION         TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS AND              WITH THE         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
           AGE                    FUND            TIME SERVED*           FIVE YEARS           DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
David R. Loevner**             Director,      Indefinite;           Harding, Loevner              3               None
Harding, Loevner             President and    Director, President   Management, L.P.,
Management, L.P.            Chairman of the   and Chairman of the   President and CEO,
50 Division Street,              Board        Board since 1996      7/89-present.
Suite 401
Somerville, NJ 08876
Age, 50

  * Each director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.
 ** David R. Loevner is considered an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because he serves as President and CEO of Harding, Loevner Management, L.P., the Fund's investment adviser.

PRINCIPAL OFFICERS OF THE FUND

                                                                         PRINCIPAL
          NAME,                                  TERM OF OFFICE        OCCUPATION(S)
       ADDRESS AND              POSITION         AND LENGTH OF          DURING PAST
           AGE               WITH THE FUND        TIME SERVED@           FIVE YEARS
----------------------------------------------------------------------------------------
Richard Reiter               Treasurer and    1 year; Treasurer     Harding, Loevner
Harding, Loevner            Chief Financial   and Chief Financial   Management, L.P.,
Management, L.P.                Officer       Officer since         Portfolio Manager
50 Division Street,                           September 2002        1/01-present;
Suite 401                                                           Product Information
Somerville, NJ 08876                                                Manager, 4/96-12/00.
Age, 38
Patrice Singleton            Vice President   1 year; Vice          Harding Loevner
Harding, Loevner                              President since 2002  Management, L.P.,
Management, L.P.                                                    General Manager
50 Division Street,                                                 7/94-present.
Suite 401
Somerville, NJ 08876
Age, 51
Susan C. Mosher              Secretary and    1 year; Secretary     Investors Bank &
Investors Bank & Trust      Chief Compliance  since 1999; Chief     Trust Company,
Company                         Officer       Compliance Officer    Director and Senior
200 Clarendon Street                          since 2004            Counsel,
Boston, MA 02116                                                    1995-present.
Age, 49
Brenda J. O'Neill              Assistant      1 year; Assistant     Investors Bank &
Investors Bank & Trust         Treasurer      Treasurer since 2004  Trust Company,
Company                                                             Senior Manager
200 Clarendon Street                                                11/02-present;
Boston, MA 02116                                                    Manager 7/00-10/02;
Age, 36                                                             Supervisor
                                                                    10/97-6/00.

  @ Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

The Fund's Statement of Additional Information contains additional information about the Directors of the Fund and is available, without charge, upon request, by calling 1-877-435-8105.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION
(UNAUDITED)
--------------------------------------------------------------------------------

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each portfolio will file its complete schedule with the Security and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolio's Form N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. Additionally, they are available upon request by calling 1-877-435-8105.

PROXY VOTING RECORD

The Fund's proxy voting record relating to the portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.hardingloevner.com and on the Commission's website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund's proxy voting policies and procedures are located in the Statement of Additional Information and is available without charge, upon request, by calling 1-877-435-8105 or on the Commission's website at www.sec.gov.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Jane A. Freeman
DIRECTOR OF THE FUND

Samuel R. Karetsky
DIRECTOR OF THE FUND

Carl W. Schafer
DIRECTOR OF THE FUND

R. Kelly Doherty
DIRECTOR OF THE FUND

Raymond J. Clark
DIRECTOR OF THE FUND

David R. Loevner
DIRECTOR, PRESIDENT AND CHAIRMAN
OF THE BOARD OF THE FUND

Patrice Singleton
VICE PRESIDENT OF THE FUND

Susan C. Mosher
SECRETARY AND CHIEF COMPLIANCE
OFFICER OF THE FUND

Richard Reiter
CHIEF FINANCIAL OFFICER AND
TREASURER OF THE FUND

Brendan J. O'Neill
ASSISTANT TREASURER
OF THE FUND

INVESTMENT ADVISER

Harding, Loevner Management, L.P.
50 Division Street, Suite 401
Somerville, NJ 08876

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR, CUSTODIAN AND
FUND ACCOUNTING AGENT

Investors Bank & Trust Company
P.O. Box 9130
Boston, MA 02117

TRANSFER AND DIVIDEND
DISBURSING AGENT

Investors Bank & Trust Company
P.O. Box 9130
Boston, MA 02117

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W
Washington, D.C. 20006-2401

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY

ITEM 2. CODE OF ETHICS.

      As of October 31, 2004, the Registrant has adopted a code of ethics that applies to the Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer. For the year ended October 31, 2004, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 11(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

   The Registrant's Board of Directors has determined that the Registrant has more than one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are Carl Schafer and Jane Freeman, both of whom are independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

   (a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst Young LLP for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $65,600 in 2004 and $59,600 in 2003.

   (b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Ernst Young LLP that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

   (c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Ernst Young LLP for the review of domestic tax returns and the preparation of Indian income-tax returns are $12,050 in 2004 and $6,000 in 2003.

   (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by Ernst Young LLP, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

   (e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

   The Registrant's audit committee pre-approves all audit and non-audit services to be performed by Ernst & Young LLP, the Registrant's independent accountant, before Ernst & Young LLP is engaged by the Registrant to perform such services.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

   (b) Not applicable

   (c) 100%

   (d) Not applicable

   (f) Not applicable.

   (g) Not applicable.

   (h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

   Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

   Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   Not applicable to this registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

   Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

   Not applicable to this filing.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

         (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

   (a)(1) Sox Code of Ethics is attached.

   (a)(2) Section 302 Certification letters are attached.

   (b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


  Harding, Loevner Funds, Inc.


  By: /S/ David R. Loevner
 -----------------------------------
  David R. Loevner, President
  Date:    December 21, 2004


   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


   By:  /S/ David R. Loevner
  -------------------------------------------------------
   David R. Loevner, President
   Date:    December 21, 2004


   By:  /S/ Richard Reiter
  -------------------------------------------------------
   Richard Reiter, Treasurer and Chief Financial Officer
   Date:   December 21, 2004